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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               October 20, 1998 (Date of earliest event reported)

                            UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                        000-20841                86-0721358
(State or Other Jurisdiction            (Commission             (IRS Employer
        of Incorporation)               File Number)          Identification No.)

          2525 East Camelback Road, Suite 500, Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602)852-6600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a copy of Ugly Duckling Corporation's press release dated October 20, 1998 titled "Ugly Duckling Announces Successful Completion of Exchange Offer." In addition, attached hereto as Exhibit 99.2 is a copy of Ugly Duckling Corporation's press release dated October 21, 1998 titled "Ugly Duckling Corporation Announces Third Quarter 1998 Results."


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION


99.1 Ugly Duckling Corporation Press Release Dated October 20, 1998 Titled "Ugly Duckling Announces Successful Completion of Exchange Offer"

99.2 Ugly Duckling Corporation Press Release Dated October 21, 1998 Titled "Ugly Duckling Corporation Announces Third Quarter 1998 Results"

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   UGLY DUCKLING CORPORATION
                                                           (Registrant)



                                                By /s/ Steven P. Johnson
                                                  __________________________
                                                            (Signature)

                                                   Steven P. Johnson
                                                   Senior Vice President

Date  October 21, 1998

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                                EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

99.1 Ugly Duckling Corporation Press Release Dated October 20, 1998 Titled "Ugly Duckling Corporation Announces Successful Completion of Exchange Offer"

99.2 Ugly Duckling Corporation Press Release Dated October 21, 1998 Titled "Ugly Duckling Corporation Announces Third Quarter 1998 Results"